ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (this "Agreement") is entered into effective as of October 1, 1998 (the "Effective Date"), between DDD Energy, Inc., a Delaware corporation ("DDD"), as purchaser, and the DDD 1997 Oil & Gas Partnership, a Texas general partnership (the "Partnership"), as seller, acting by and through its managing general partner, DDD. Seitel, Inc. ("Seitel"), the parent corporation of DDD, joins herein solely with respect to Section 3 hereof.

                                    RECITALS:

     WHEREAS, the Partnership was formed to invest in non-operating working interests in oil and gas properties acquired from third parties by DDD;

     WHEREAS, DDD is the managing general partner of the Partnership;

     WHEREAS, DDD has generally taken title to the non-operating working interests acquired by the Partnership in its own name to hold in trust for the Partnership;

     WHEREAS, the Partners in the Partnership (other than DDD) have voted, pursuant to the terms of the partnership agreement governing the Partnership, to approve the sale of all of the Partnership's assets (other than cash) to DDD on the terms set forth herein;

     WHEREAS, a committee of disinterested directors of Seitel has approved the purchase of such assets by DDD from the Partnership; and

     WHEREAS, it is anticipated that the transfer of title to the assets of the Partnership to DDD will not require any formal documentation other than this Agreement;

     NOW, THEREFORE, DDD and the Partnership agree to the purchase and sale of the assets hereunder subject to the following terms and conditions:

     1. ACQUIRED ASSETS. The Partnership hereby sells, transfers and conveys to DDD, and DDD hereby acquires, all of the assets of the Partnership (other than cash), including but not limited to those non-operating working interests in oil and gas properties listed on Exhibit A hereto (the "Assets"), effective as of October 1, 1998.

     2. PURCHASE PRICE. Seitel has contributed shares of Seitel, Inc. Common Stock, par value $0.01 per share (the "Stock") to DDD in a transaction intended to qualify under Treasury regulation ss.1.1502-13(f)(6)(2) and DDD will use the Stock as a portion of "Purchase Price" payable by DDD to the Partnership. The "Purchase Price" for the Assets shall be $600,056.32 payable by DDD to the Partnership in the form of 54,541 shares of Stock valued at $11.00 per share and $105.32 in cash.

     3. REGISTRATION RIGHTS. Seitel has granted certain registration rights to the Partnership (which may be transferred to its partners upon distribution of such Stock to the partners) as set forth in a Registration Rights Agreement effective as of the date hereof.

     4. ASSUMED LIABILITIES. DDD hereby assumes the liability of the Partnership to DDD of $0 for amounts advanced by DDD on behalf of the Partnership prior to the Effective Date. DDD also assumes the liabilities disclosed on Exhibit "B" hereto. Except as specifically set forth in this Section 3, DDD assumes no obligations or liabilities of the Partnership.

     5. COVENANTS, REPRESENTATIONS AND WARRANTIES.

          (a) Conveyance of the Assets shall be with full substitution and subrogation of DDD, its successors and assigns, in and to all covenants and warranties heretofore given or made in respect of the rights, properties, and assets conveyed and transferred hereby, or any part thereof. The Partnership agrees to execute such further instruments and other documents as may be reasonably necessary to more fully convey to DDD the Assets conveyed or intended to be conveyed hereby.

          (b) The Partnership warrants to DDD and its successors and assigns title to the Assets against claims and demands of all persons whomsoever may claim the same or any part thereof by, through and under the Partnership, but not otherwise.

          (c) The Partnership represents the following to DDD:

               (i) The Partnership owns the Assets and has the full power and right to sell and convey the same to DDD free of any lien, claim or encumbrance by, through or under the Partnership;

               (ii) The Partnership has complied, in all material respects, with the provisions and requirements of all orders, regulations and rules issued or promulgated by governmental authorities having jurisdiction with respect to the Assets and has filed for and obtained all governmental certificates, permits and other authorizations necessary for current operation of the Assets other than permits, consents and authorizations required for the sale and transfer of the Assets to DDD which shall be the responsibility of DDD; and

               (iii) The leases comprising the Assets are in full force and effect.

          (d) All ad valorem taxes regarding the Assets (i) for the years 1997 and before shall be borne and paid by the Partnership and (iii) for the years 1998 and thereafter shall be borne and paid by DDD.

          (e) The Partnership represents and warrants to DDD that the Partnership has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which DDD shall have any responsibility whatsoever. DDD represents and warrants to the Partnership that DDD has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which the Partnership shall have any responsibility whatsoever.

          (f) The Partnership represents and warrants that each and every partner in the Partnership is an accredited investor as defined in Rule 501 under the Securities Act of 1933, as amended.

          (g) Investment Representations.

               (i) The Partnership is acquiring the Stock for its own account and the account of the partners therein for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof (other than a distribution to such partners pro rata), except pursuant to an applicable exemption under the Securities Act or in an offering covered by an effective registration statement under the Securities Act relating to the Stock. In acquiring the Stock, neither the Partnership nor its partners are offering or selling, nor will offer or sell, for Seitel or DDD in connection with any distribution of the Stock, and neither the Partnership nor any partner therein has a participation or will participate in any such undertaking or in any underwriting of such an undertaking, except in compliance with applicable federal and state securities laws.

               (ii) The Partnership acknowledges that it and its partners have been furnished with substantially the same kind of information regarding Seitel and its business, assets, results of operations and financial condition as would be contained in a registration statement prepared in connection with a public sale of the Stock. The Partnership further represents that it and its partners have had an opportunity to ask questions of and receive answers from Seitel regarding Seitel and its business, assets, results of operations and financial condition and the terms and conditions of the issuance of the Stock.

               (iii) The Partnership acknowledges that it and its partners are able to fend for itself or themselves, can bear the economic risk of its or their investment in the Stock, and have such knowledge and experience in financial and business matters that it or they are capable of evaluating the merits and risks of an investment in the Stock.

               (iv) The Partnership and its partners understand that the Stock, when issued to the Partnership or subsequently to a partner therein, will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Stock will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Stock cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, the Partnership and its partners represent that they are familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understand the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued accordingly to the transfer agent for the Stock.

               (v) It is agreed and understood by the Partnership and its partners that the certificates representing the Stock shall each conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (ii) IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT, UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     6. INDEMNITIES BY THE PARTNERSHIP AND DDD. As used in this paragraph and the subparagraphs hereunder, "claims" shall include claims, demands, causes of action, liabilities, damages, fines, penalties and judgments of any kind or character, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or known or unknown, and all costs and fees (including, without limitation, interest, attorneys' fees, costs of experts, court costs and costs of investigation) in connection therewith.

          (a) The Partnership (i) shall be responsible for all duties and obligations express and implied with respect to the Assets accruing prior to the Effective Date, including, without limitation, those accruing under or by virtue of any lease, contract, agreement, document, permit, law, statute or rule, regulation or order of any governmental authority, except those expressly assumed by DDD pursuant to this Agreement, and (ii) SHALL DEFEND, INDEMNIFY AND HOLD DDD HARMLESS FROM ANY AND ALL CLAIMS IN CONNECTION THEREWITH.

          (b) DDD (i) shall be responsible for all duties and obligations express and implied with respect to the Assets accruing from and after the Effective Date, including, without limitation, those accruing under or by virtue of any lease, contract, agreement, document, permit, law, statute or rule, regulation or order of any governmental authority, and (ii) SHALL DEFEND, INDEMNIFY AND HOLD THE PARTNERSHIP HARMLESS FROM ANY AND ALL CLAIMS IN CONNECTION THEREWITH.

          (c) THE PARTNERSHIP SHALL DEFEND, INDEMNIFY AND HOLD DDD HARMLESS FROM ANY AND ALL CLAIMS FOR DAMAGES, INCLUDING, WITHOUT LIMITATION, ECONOMIC HARM, PERSONAL INJURY, DEATH OR DAMAGE TO PROPERTY OR ENVIRONMENT, OR FOR ENVIRONMENTAL CLEANUP, REMEDIATION, OR COMPLIANCE, OR FOR ANY OTHER RELIEF (COLLECTIVELY, "LOSSES"), ACCRUING PRIOR TO THE EFFECTIVE DATE DIRECTLY OR INDIRECTLY FROM OR INCIDENT TO THE USE, OCCUPATION, OPERATION, MAINTENANCE OR ABANDONMENT OF ANY OF THE ASSETS, OR THE CONDITION OF THE ASSETS, OR THE PRODUCTION OR SALE OF HYDROCARBONS THEREFROM, WHETHER LATENT OR PATENT, INCLUDING, WITHOUT LIMITATION, CONTAMINATION OF THE PROPERTY OR PREMISES WITH NATURALLY OCCURRING RADIOACTIVE MATERIALS.

          (d) Any claim for indemnity under this paragraph or under any other provision of this Agreement shall be made by written notice from the party seeking indemnification (the "Indemnified Party") to the party required to provide same (the "Indemnifying Party"), together with a written description of any third-party claim against the Indemnified Party, stating the nature and basis of such claim and, if ascertainable, the amount thereof. The Indemnifying Party shall have a period of thirty (30) days after receipt of such notice within which to respond thereto or, in the case of a third party claim which requires a shorter time for response, then within such shorter period as specified by the Indemnified Party in such notice (the "Notice Period"). If the Indemnifying Party denies liability or fails to respond to the notice within the Notice Period, the Indemnified Party may defend or compromise the claim as it deems appropriate without prejudice to any of the Indemnified Party's rights hereunder, with no further obligation to inform the Indemnifying Party of the status of the claim and no right of the Indemnifying Party to approve or disapprove any actions taken in connection therewith by the Indemnified Party. If the Indemnifying Party accepts liability, it shall so notify the Indemnified Party within the Notice Period and elect either (a) to undertake the defense or compromise of such third party claim with counsel selected by the Indemnifying Party and reasonably approved by the Indemnified Party or (b) to instruct the Indemnified Party to defend or compromise such claim. If the Indemnifying Party undertakes the defense or compromise of such third-party claim, the Indemnified Party shall be entitled, at its own expense, to participate in such defense. No compromise or settlement of any third-party claim shall be made without reasonable notice to the Indemnified Party and, unless such compromise or settlement includes a general release of the Indemnified Party in respect of the matter with no admission of liability on the part of the Indemnified Party and no constraints on the future conduct of its business, without the prior written approval of the Indemnified Party.

          THE INDEMNITIES CONTAINED IN THIS PARAGRAPH SHALL SURVIVE THE EFFECTIVE DATE AND EXTEND TO THE INDEMNIFIED PARTY AND ITS OWNERS AND EACH OF THEIR PRESENT AND FUTURE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, CONTRACTORS AND AGENTS, AND EACH OF THEIR HEIRS, EXECUTORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFIED GROUP") AND SHALL APPLY TO ALL OBLIGATIONS AND LIABILITIES DESCRIBED ABOVE,
     INCLUDING THOSE BASED ON NEGLIGENCE, INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE NEGLIGENCE, PASSIVE NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY OR FAULT OF THE INDEMNIFIED GROUP OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY.

     7. SEVERABILITY AND CHOICE OF LAW. If any one or more of the provisions of this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect the remaining provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part hereof. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to any conflict of law rules or provisions.

     8. ENTIRE AGREEMENT AND WAIVER. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous communications, representations or agreements, whether oral or written, with respect to the subject matter herein, and no agreement or understanding varying or extending the terms hereof will be binding on either party unless in writing and executed by an authorized representative of each party. A benefit, right or duty provided by this Agreement shall be deemed waived only when expressly agreed in writing between the parties. The waiver of one instance of any act, omission, condition or requirement shall not constitute a continuing waiver unless specifically so stated in the aforesaid written waiver.

                                     DDD ENERGY, INC.

                                     By: /s/ HORACE A. CALVERT
                                        ----------------------------------------
                                     HORACE A. CALVERT, President

                                     DDD 1997 OIL & GAS PARTNERSHIP

                                     By: DDD Energy, Inc., Managing Partner

                                     By:  /S/ HORACE A. CALVERT
                                        ----------------------------------------
                                     HORACE A. CALVERT, President

                                     SEITEL, INC.
                                     (solely with respect to Section 3 hereof)

                                     By: /S/ DEBRA D. VALICE
                                        ----------------------------------------
                                     DEBRA D. VALICE, Executive Vice President